UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2023

Autolus Therapeutics plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-38547	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Mediaworks
191 Wood Lane
London	W12 7FP
United Kingdom
(Address of principal executive offices)(Zip Code)

(44) 20	3829 6230
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, par value $0.000042 per share	AUTL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 7.01 Regulation FD Disclosure
On December 9, 2023, Autolus Therapeutics plc issued a press release announcing two oral presentations and two posters at the American Society of Hematology (ASH) Annual Meeting, December 9-12, 2023, including an oral presentation highlighting data from a pooled analysis of the FELIX Phase Ib/II study of obe-cel, an autologous fast off-rate CD19 CAR, in relapsed/refractory adult B-ALL; a long-term update on the ALLCAR19 Phase I study, testing obe-cel in adults with r/r B-ALL as well as patients with B-NHL and B-CLL and pre-clinical and Phase I clinical data from AUTO8, a BCMA/CD19 co-targeting CAR T cell candidate, in patients with refractory multiple myeloma. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

From time to time, Autolus Therapeutics plc (the “Company”) presents and/or distributes slides and presentations to the investment community to provide updates and summaries of its business. On December 10, 2023, the Company conducted an event for analysts and investors, from 8:00 to 09:30 AM PST, at the ASH Annual Meeting. The presentation from this event is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in the press release and presentation furnished as Exhibit 99.1 and Exhibit 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01 Financial Statements and Exhibits
d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated December 9, 2023
99.2	ASH corporate presentation dated December 10, 2023
104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLUS THERAPEUTICS PLC
Dated: December 11, 2023	By:	/s/Christian Itin
Name: Christian Itin
Title: Chief Executive Officer